SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of
SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND and
SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND

Supplement dated May 24 2000 to
Prospectus dated May 24, 2000


Effective immediately the sub-heading "Class L
Shares" under the "Sales Charges" section of the prospectus of Smith Barney Premier Selections All
Cap and Global Growth Funds is supplemented by waiving the 1.00% sales charge on the offering price for Class L shares during the initial offering period scheduled to end on June 29, 2000.








FD 01893
C:\TEMP\Premier Selections  Class L Sticker.doc